Exhibit 1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D and any amendments to it with respect to the 12,642,668 American Depositary Receipts, representing 63,213,340 Class “B” Shares, par value Ps.1, of Transportadora de Gas del Sur S.A., and further agree that this Joint Filing Agreement be included as an Exhibit to those joint filings.
Dated: October 2, 2009

AEI

By:	/s/ Maureen J. Ryan
Name:	Maureen J. Ryan
Title:	EVP, General Counsel

ASHMORE GROUP PLC

By:	/s/ Craig Webster
Name:	Craig Webster
Title:	Head of Legal

ASHMORE INVESTMENT MANAGEMENT LIMITED

By:	/s/ Craig Webster
Name:	Craig Webster
Title:	Head of Legal

ASHMORE INVESTMENTS (UK) LIMITED

By:	/s/ Craig Webster
Name:	Craig Webster
Title:	Head of Legal

ASHMORE MANAGEMENT COMPANY LIMITED

By:	/s/ Nigel Carey
Name:	Nigel Carey
Title:	Director

ASHMORE GLOBAL SPECIAL SITUATIONS FUND 2 LIMITED

By: Northern Trust (Guernsey) Limited as custodian for and on behalf of Ashmore Global Special Situations Fund 2 Limited

By:	/s/ Lucy Wallace	/s/ Sarah Brouard
Name:	Lucy Wallace	Sarah Brouard
Title:	Authorised Signatory	Authorised Signatory

ASHMORE GLOBAL SPECIAL SITUATIONS FUND 3 LIMITED PARTNERSHIP

By: Northern Trust (Guernsey) Limited as custodian for and on behalf of Ashmore Global Special Situations Fund 3 Limited Partnership

By:	/s/ Lucy Wallace	/s/ Sarah Brouard
Name:	Lucy Wallace	Sarah Brouard
Title:	Authorised Signatory	Authorised Signatory

ASHMORE GLOBAL SPECIAL SITUATIONS FUND 4 LIMITED PARTNERSHIP

By: Northern Trust (Guernsey) Limited as custodian for and on behalf of Ashmore Global Special Situations Fund 4 Limited Partnership

By:	/s/ Lucy Wallace	/s/ Sarah Brouard
Name:	Lucy Wallace	Sarah Brouard
Title:	Authorised Signatory	Authorised Signatory

ASHMORE GLOBAL SPECIAL SITUATIONS FUND 5 LIMITED PARTNERSHIP

By: Northern Trust (Guernsey) Limited as custodian for and on behalf of Ashmore Global Special Situations Fund 5 Limited Partnership

By:	/s/ Lucy Wallace	/s/ Sarah Brouard
Name:	Lucy Wallace	Sarah Brouard
Title:	Authorised Signatory	Authorised Signatory

ASHMORE EMERGING MARKETS LIQUID INVESTMENT PORTFOLIO

By: Northern Trust (Guernsey) Limited as custodian for and on behalf of Ashmore Emerging Markets Liquid Investment Portfolio

By:	/s/ Lucy Wallace	/s/ Sarah Brouard
Name:	Lucy Wallace	Sarah Brouard
Title:	Authorised Signatory	Authorised Signatory

ASHMORE EMERGING MARKETS GLOBAL INVESTMENT PORTFOLIO LIMITED

By: Northern Trust (Guernsey) Limited as custodian for and on behalf of Ashmore Emerging Markets Global Investment Portfolio Limited

By:	/s/ Lucy Wallace	/s/ Sarah Brouard
Name:	Lucy Wallace	Sarah Brouard
Title:	Authorised Signatory	Authorised Signatory

ASHMORE GROWING MULTI STRATEGY FUND LIMITED

By: Northern Trust (Guernsey) Limited as custodian for and on behalf of Ashmore Growing Multi Strategy Fund Limited

By:	/s/ Lucy Wallace	/s/ Sarah Brouard
Name:	Lucy Wallace	Sarah Brouard
Title:	Authorised Signatory	Authorised Signatory

ASHMORE GLOBAL OPPORTUNITIES LIMITED

By: Northern Trust (Guernsey) Limited as custodian for and on behalf of Ashmore Global Opportunities Limited

By:	/s/ Lucy Wallace	/s/ Sarah Brouard
Name:	Lucy Wallace	Sarah Brouard
Title:	Authorised Signatory	Authorised Signatory

ASHMORE SICAV EMERGING MARKETS DEBT FUND

By: Northern Trust Global Services Limited, London (Royaume-Uni) Luxembourg Branch as custodian for and on behalf of Ashmore SICAV in respect of Ashmore SICAV Emerging Markets Debt Fund

By:	/s/ Kim Martin
Name:	Kim Martin
Title:	Vice President

EMDCD LTD.

By: Northern Trust Company, London Branch, as custodian for and on behalf of EMDCD Ltd.

By:	/s/ Kim Martin
Name:	Kim Martin
Title:	Vice President

FCI LTD.

By:	/s/ Martin Lang
Name:	Martin Lang
Title:	Director

ASHMORE CAYMAN SPC NO. 3 LIMITED ON BEHALF OF AND FOR THE ACCOUNT OF AEI SEGREGATED PORTFOLIO

By:	/s/ Sarah Kelly
Name:	Sarah Kelly FCCA
Title:	Director